467 P-1 12/09

SUPPLEMENT DATED DECEMBER 8, 2009
TO THE PROSPECTUS OF
TEMPLETON GLOBAL LONG-SHORT FUND
dated March 1, 2009

The Board of Trustees recently approved a proposal to reorganize Templeton Global Long-Short Fund (the “Fund”), a series of Franklin Templeton International Trust, into Templeton World Fund, a series of Templeton Funds, subject to shareholder approval. The Fund employs a strategy of long and short positions in equity securities to pursue its investment goal of long-term capital appreciation in both up and down (bull and bear) markets with less volatility than the overall global stock market. Templeton World Fund invests primarily in long positions in equity securities to pursue its investment goal of long-term capital appreciation.

It is anticipated that, during the first quarter of 2010, shareholders of the Fund will receive a Proxy and Proxy Statement/Prospectus requesting their votes on the reorganization. If approved by the Fund shareholders, the transaction is currently expected to be completed in April 2010.

Effective December 18, 2009, the Fund is closed to new investments, with limited exceptions. After the closure date, additional purchases may be made by: (1) Employee Sponsored Retirement Plans with participant accounts invested in the Fund on December 17, 2009; and (2) existing shareholders. Employer Sponsored Retirement Plans invested in the Fund on December 17, 2009 may open new accounts in the Fund and invest on behalf of new participants in those retirement plans. The Fund will not accept any additional purchases within one week of the reorganization date. The Fund reserves the right to change this policy at any time.

Please keep this supplement for future reference.